UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

 of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2017

_______________________

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Pier 1, Bay 3

San Francisco, CA 94111

 (Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

 (Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Limited Partnership Agreement and Shareholder Agreement for Meikle Wind Energy

In connection with the consummation of the Meikle PSA (as defined and described in Item 2.01 below), on August 10, 2017, Pattern Canada Finance Company ULC (“Pattern Canada”) (a wholly owned subsidiary of Pattern Energy Group Inc. (the “Company”)) entered into each of (1) an Amended and Restated Limited Partnership Agreement with Vertuous Energy Canada Inc. (“Vertuous Canada”) (a wholly owned subsidiary of Public Sector Pension Investment Board (“PSP Investments”)) and Meikle Wind Energy Corp. (“Meikle Corp”) dated August 10, 2017 (the “Meikle Limited Partnership Agreement”) and (2) a Shareholders Agreement with Vertuous Canada and Meikle Corp dated August 10, 2017 (the “Meikle Shareholders Agreement”). PSP Investments holds approximately 9.9% of the Company’s outstanding Class A common stock.

Meikle Corp is the general partner of the Meikle Project Company (as defined in Item 2.01 below), and the Meikle Limited Partnership Agreement sets forth provisions relating to governing the affairs of the Meikle Project Company, including with respect to (among other things) the rights, powers, duties and obligations of the general partner; capital contributions; financing of the Meikle Project Company; transfers and dispositions by a limited partner of the Meikle Project Company; and allocations of profits and losses.

The Meikle Shareholders Agreement sets forth provisions agreed to between Pattern Canada and Vertuous Canada, as the shareholders of Meikle Corp, relating to governing the affairs of Meikle Corp, including with respect to (among other things) corporate affairs; management and approvals; the project operating budget, capital calls and distributions; transfers and dispositions of shares; and books and records of Meikle Corp.

Forms of the Meikle Limited Partnership Agreement and Meikle Shareholders Agreement were attached to the Meikle PSA, which was previously recommended by the Conflicts Committee of Pattern Energy’s Board of Directors, which is comprised solely of independent directors, for approval by the Pattern Energy Board of Directors, and approved by the Pattern Energy Board of Directors.

Copies of the Meikle Limited Partnership Agreement and Meikle Shareholders Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein. The foregoing descriptions of such agreements do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Meikle Purchase and Sale Agreement

On August 10, 2017, the Company consummated the transactions contemplated by the Purchase and Sale Agreement (the “Meikle PSA”) by and among the Company, Vertuous Canada Inc. and Pattern Energy Group LP (“Pattern Development 1.0”). Pursuant to the Meikle PSA, Pattern Canada purchased from affiliates of Pattern Development 1.0 a 50.99% limited partner interest in Meikle Wind Energy Limited Partnership (the “Meikle Project Company”) and 70% of the issued and outstanding shares of Meikle Corp (which holds a 0.02% general partner interest in the Meikle Project Company) in exchange for aggregate consideration of CAD$85,935,000. Concurrently, Vertuous Canada purchased from affiliates of Pattern Development 1.0 a 48.99% limited partner interest in the Meikle Project Company and 30% of the issued and outstanding shares of Meikle Corp in exchange for aggregate consideration of CAD$82,565,000.

The Meikle Project Company operates the approximately 179 megawatt wind farm located in the Peace River Regional District of British Columbia, Canada, which achieved commercial operations in the first quarter of 2017.  Immediately after the closing, the Company’s owned capacity with respect to the wind farm was approximately 91 megawatts.

The Meikle PSA was previously recommended by the Conflicts Committee of Pattern Energy’s Board of Directors, which is comprised solely of independent directors, for approval by the Pattern Energy Board of Directors, and approved by the Pattern Energy Board of Directors.

Item 7.01. Regulation FD Disclosure.

On August 14, 2017, the Company issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

a. Financial statements of businesses acquired.

The financial information required by Item 9.01(a) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

b. Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

d. Exhibits

Exhibit Number	Description
10.1	Amended and Restated Limited Partnership Agreement among Pattern Canada Finance Company ULC, Vertuous Energy Canada Inc. and Meikle Wind Energy Corp. dated as of August 10, 2017.
10.2	Shareholders Agreement among Pattern Canada Finance Company ULC, Vertuous Energy Canada Inc. and Meikle Wind Energy Corp. dated as of August 10, 2017.
99.1	Press release issued by the Company, dated August 14, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2017

PATTERN ENERGY GROUP INC.

By:	/s/ Kim H. Liou
	Name:	Kim H. Liou
	Title:	Secretary

Exhibit Index

Exhibit Number	Description
10.1	Amended and Restated Limited Partnership Agreement among Pattern Canada Finance Company ULC, Vertuous Energy Canada Inc. and Meikle Wind Energy Corp. dated as of August 10, 2017.
10.2	Shareholders Agreement among Pattern Canada Finance Company ULC, Vertuous Energy Canada Inc. and Meikle Wind Energy Corp. dated as of August 10, 2017.
99.1	Press release issued by the Company, dated August 14, 2017.